UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 Park Meadow Drive #200 Chantilly, Virginia		20151
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (703) 814-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 17, 2012, Alliance Bankshares Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2011. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this report, including the attached Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release, dated February 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation (Registrant)

By:	/s/ William E. Doyle, Jr.
William E. Doyle, Jr. President and Chief Executive Officer

Date: February 23, 2012

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release, dated February 17, 2012